Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2009, is by and among Ball Corporation, an Indiana corporation (“Company”), Ball European Holdings, S.ar.l., a corporation organized under the laws of Luxembourg (“European Holdco”), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below) and Deutsche Bank AG New York Branch, as administrative agent for the Lenders (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Company, European Holdco, certain subsidiaries of Company (together with Company and European Holdco, “Borrowers”), certain financial institutions (the “Lenders”) and Administrative Agent are parties to that certain Credit Agreement dated as of October 13, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of March 27, 2006 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided to Borrowers credit facilities and other financial accommodations; and

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Defined Terms.  Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2.     Amendments to Credit Agreement.  The Credit Agreement is, as of the Second Amendment Effective Date, hereby amended as follows:

(a)   Section 2.9(a)(i) of the Credit Agreement is hereby amended by adding the words “(other than as to pricing, fees and other economic terms)” immediately following the words “the existing Term Loan Facilities” therein.

(b)   Section 2.9(a) of the Credit Agreement is hereby amended by adding the following at the end of such subsection:

“Any Person which becomes a Lender with respect to a tranche of Additional Term Loans added pursuant to this Section 2.9 after July 31, 2009 (each such Lender, a “New Term Loan Lender”) hereby acknowledges and agrees that the term of the Multicurrency Revolving Facility, the Canadian Revolving Facility and each subfacility thereof may be extended or replaced and that each New Term Loan Lender, solely with respect to the Additional Term Loans held by such New Term Lender, agrees in advance to any changes made to this Credit Agreement in order to implement such extension or replacement (including changes with respect to pricing, fees and other economic terms relating solely to such extended or replaced facility or facilities)  as may be reasonably proposed to be made by the Company (the Company’s signature to be conclusive evidence of such reasonability).  Each New Term Loan Lender hereby agrees to take such actions and execute and deliver such amendments, agreements, instruments or documents as the Administrative Agent may reasonably request to give effect to the preceding sentence, provided that the foregoing provision shall not be construed to require a New Term Loan Lender to execute any amendment, agreement, instrument or document which contains changes other than those relating solely to such extended or replaced facility or facilities.”

(c)   Section 4.3(e) of the Credit Agreement is hereby amended by adding the words “; provided, however, that Company may designate in a notice to the Administrative Agent that such voluntary prepayment shall be applied first to any specified remaining Scheduled Term Repayment due within 12 months of such voluntary prepayment” immediately following the words “on a pro rata basis” therein.

3.     Representations and Warranties.  In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Company and European Holdco hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

(a)   Each of Company and European Holdco has the corporate or other organizational right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(b)   This Amendment constitutes each of Company’s and European Holdco’s, respective legal, valid and binding obligation, enforceable against each of Company and European Holdco respectively, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

(c)   The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(d)   Each of Company’s and European Holdco’s execution, delivery and performance of this Amendment do not and will not violate its respective articles or certificate of incorporation, by-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its respective property is subject.

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(e)   No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Company, European Holdco or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(f)    No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist immediately after giving effect to this Amendment.

4.     Conditions to Effectiveness of Amendment. This Amendment shall become effective on the Business Day (the “Second Amendment Effective Date”) each of the following conditions precedent is satisfied:

(a)   Execution and Delivery of Amendment. Administrative Agent (or its counsel) shall have received from (A) Lenders constituting the Required Lenders and (B) Company and European Holdco either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)   Adverse Change.  On the Second Amendment Effective Date, both before and after giving effect to the Amendment, there shall be no facts, events or circumstances then existing and nothing shall have occurred which shall have come to the attention of any of the Lenders which materially adversely affects the business, financial condition or operations of Company and its Subsidiaries taken as a whole since December 31, 2008;

(c)   Litigation.  No action, suit or proceeding (including, without limitation, any inquiry or investigation) by any entity (private or governmental) shall be pending or, to the best knowledge of Borrowers, threatened against Company or any of its Subsidiaries or with respect to the Credit Agreement, or any documentation executed in connection therewith or the transactions contemplated thereby (including, without limitation, this Amendment), or which Administrative Agent shall determine would reasonably be expected to have a Material Adverse Effect, and no injunction or other restraining order shall remain effective or a hearing therefor remain pending or noticed with respect to the Credit Agreement, or any documentation executed in connection therewith or the transactions contemplated thereby (including, without limitation, this Amendment), the effect of which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(d)   Representations and Warranties.  The representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects as of such specified date); and

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(e)   No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5.     Miscellaneous. The parties hereto hereby further agree as follows:

(a)   Costs, Expenses and Taxes.  Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn LLP, counsel to Administrative Agent.

(b)   Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

(c)   Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)   Integration.  This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)   Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

(f)    Binding Effect.  This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

(g)   Amendment; Waiver.  The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof.  On and after the Second Amendment Effective Date each reference in the Credit Agreement to “this

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Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  Company and European Holdco acknowledge and agree that this Amendment constitutes a “Loan Document” for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement.  None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BALL CORPORATION

By:	/s/ Scott C. Morrison
Name:	Scott C. Morrison
Title:	Vice President & Treasurer

BALL EUROPEAN HOLDINGS, S.AR.L.

By:	/s/ Scott C. Morrison
Name:	Scott C. Morrison
Title:	Vice President & Treasurer

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, in its individual capacity and as Administrative Agent

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG CANADA BRANCH

By:	/s/ Eitan Szlak
Name:	Eitan Szlak
Title:	Vice President

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

[Name of Lending Institution]

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement